SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 9, 2005
                                                        -----------------

                         Progenics Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-23143               13-3379479
----------------------------          -----------          -------------------
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)


         777 Old Saw Mill River Road, Tarrytown, New York    10591
         ---------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                           --------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Section 7.01 - Regulation FD Disclosure

     On September 9, 2005, the Company announced positive phase 1 clinical findings regarding its investigational drug, PRO 140, a novel HIV entry inhibitor. PRO 140 is a humanized monoclonal antibody against CCR5 that is designed to protect healthy immune system cells from infection by the human immunodeficiency virus (HIV), the causative agent of AIDS. Dose-dependent binding of PRO 140 to CCR5-expressing cells was reported in the clinical trial, with the highest PRO 140 concentration tested significantly coating CCR5 cells for at least 60 days. The CCR5 co-receptor is a key portal of entry used by HIV to infect immune system cells; therefore, blocking this molecular doorway represents an important therapeutic target. A copy of the press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 7.01 in this Form 8-K.

Section 9.01 - Financial Statements and Exhibits

(c)      Exhibits

Exhibit Number    Description

99.1              Press release dated September 9, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PROGENICS PHARMACEUTICALS, INC.


                               By: /s/ MARK R. BAKER
                                   ---------------------------------------------
                                       Mark R. Baker
                                       Senior Vice President & General Counsel

Date: September 9, 2005